AMENDED AND RESTATED
                               SECURITY AGREEMENT


         This Amended and Restated Security Agreement (this "Security Agreement"), dated as of December 27, 2002, is between THE 3DO COMPANY, a California corporation ("Company"), and William M. Hawkins, III, an individual ("Investor").

                                    RECITALS

         A. Company has issued to Investor a secured bridge note in the aggregate principal amount of $3,000,000 on October 1, 2002.

         B. Company entered into a Security Agreement (the "Previous Agreement") dated as of October 1, 2002 in favor of Investor.

         C. Company wishes to issue additional notes up to an aggregate principal amount of $8,000,000, including the previously issued notes.

         D. Investor is willing to purchase additional notes pursuant to a Note and Warrant Purchase Agreement of even date herewith (the "Note and Warrant Purchase Agreement") only if he is granted a security interest in the Collateral described below and the Previous Agreement is amended and restated on the terms specified in this Security Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company and Investor hereby agree to amend and restate the Previous Agreement as follows:

         1.  Definitions  and   Interpretation.   When  used  in  this  Security
Agreement, the following terms have the following respective meanings:

                   "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Company, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the Code); (b) all of Company's rights in, to, and under, all purchase orders or receipts for goods or services; (c) all of Company's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all rights to payment due to Company for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by Company or in connection with any other transaction (whether or not yet earned by performance on the part of

Company); (e) all health care insurance receivables; and (f) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

                   "Account Debtor" means any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a Payment Intangible).

                   "Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities, and any and all records and instruments relating to the Collateral or Company's business.

                   "Chattel Paper" means all "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Person.

                   "Code" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Investor's Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Security Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided, further, that to the extent that the Code is used to define any term herein or in any Transaction Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

                   "Collateral" is defined in Section 2.

                   "Contracts"  means  all  the  contracts,   undertakings,   or
agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                   "Copyright License" means rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

                   "Copyright Office" means the United States Copyright Office, and any successor office or agency thereto.

                   "Copyrights"   means  all  of  the  following  now  owned  or
hereafter acquired by any Person: (a) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the Copyright Office or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the Copyright Office and including all Copyrights listed in Schedule A; and (b) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

                   "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Person.

                   "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

                   "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter owned by any Person, including all right, title and interest that such Person may now or hereafter have in or under any Contract, all Payment Intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to received dividends, distributions, cash, Instruments and other property, and rights of indemnification.

                   "Goods" means all "goods," as such term is defined in the Code, now owned or hereafter owned by any Person, wherever located, including equipment, embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

                   "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter owned by any Person.

                   "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                   "Hazardous Waste" shall have the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C.ss.ss. 6901 et. seq.).

                   "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter owned by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                   "Intellectual   Property"   means   any  and  all   Licenses,
Copyrights, Patents, Trademarks, Trade Secrets and customer lists.

                   "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter owned by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

                   "Investment Property" means all "investment property," as such term is defined in the Code, now or hereafter acquired by any Person, wherever located.

                   "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

                   "License"  means  any  Copyright  License,   Patent  License,
Trademark License or other license of rights or interests now held or hereafter held by any Person.

                   "Notes" means the First Note, Second Note, the amended and restated Previous Note and the Subsequent Notes issued pursuant to the Note and Warrant Purchase Agreement.

                   "Obligations" means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Notes and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder. The term Obligations includes all such amounts, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 USC Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

                   "Patent Applications" means all applications previously or hereafter made by, or on behalf of, a Person to the PTO or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

                   "Patent License" means rights under any written agreement now held or hereafter held by any Person granting any right with respect to any invention on which a Patent is in existence.

                   "Patents" means all of the following in which any Person now holds or hereafter holds any interest: (a) all Patent Applications; (b) all letters patent of any country and all registrations and recordings thereof; and
(c) all reissues, continuations, continuations-in-part or extensions thereof.

                   "Payment Intangibles" means all "payment intangibles" as such term is defined in the Code, now owned or hereafter owned by any Person.

                   "Permitted   Liens"   means  (a)  Liens  for  taxes  not  yet
delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, and mechanic's Liens, carrier's Liens and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, in each case incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual arrangements; (d) Liens in favor of Investor; (e) Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease; (f) Liens upon any equipment acquired or held by Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (g) Liens arising from judgments, decrees or attachments in circumstances where they are undischarged for not more than 30 days; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods, (i) Liens which constitute rights of setoff of a customary nature or banker's liens, whether arising by law or by contract; (j) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (k) Leases or subleases and licenses or sublicenses granted in the ordinary course of Company's business; and (l) Senior Liens.

                   "Proceeds" means "proceeds," as such term is defined in the Code and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Company from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (c) any recoveries by the Company against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (d) all amounts collected on, or distributed on account of, other Collateral; and (e) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                   "PTO" means the United States Patent and Trademark Office, and any successor office or agency thereto.

                   "Senior Liens" means, the Liens securing indebtedness of Company, to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), under an accounts receivable line of credit or a purchase order financing line of credit; provided that the aggregate principal amount of the indebtedness secured by Senior Liens shall not exceed $20,000,000."

                   "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

                   "Trademark License" means rights under any written agreement now held or hereafter held by any Person granting any right to use any Trademark or Trademark registration.

                   "Trademarks" means all of the following now owned or hereafter owned by any Person: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the PTO or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

                   "Trade Secrets" all proprietary information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter owned by any Person.

                   "Transaction Documents" means the Note and Warrant Purchase Agreement, the Notes, this Security Agreement (and each UCC financing statement or notice of security interest filed in connection with this Security Agreement), the Warrant, and the Registration Rights Agreement.

         All capitalized terms not otherwise defined herein shall have the respective meanings given in the Notes or the Note and Warrant Purchase Agreement. Unless otherwise defined herein, all terms defined in the Code have the respective meanings given to those terms in the Code.


         2. Grant of Security Interest. As security for the Obligations, Company hereby pledges to Investor and grants to Investor a security interest in all right, title and interests of Company in and to the property described in Attachment 1, whether now existing or hereafter from time to time acquired (collectively, the "Collateral").

         3. General Representations and Warranties. Company represents and warrants to Investor that, as of the date hereof: (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, Investor has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) information set forth in Schedule A is true and correct in all material respects.

         4. Representations and Warranties Regarding Intellectual Property. Company represents and warrants to Investor that, as of the date hereof:

          (a) (i) Company does not own any Patents, Trademarks or Copyrights registered in the PTO or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described on Schedule A; (ii) Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of the Patents, Trademarks and Copyrights shown on Schedule A and the registrations thereof are valid and enforceable and in full force and effect; and (iii) Company has, except for Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of its Trademarks and Copyrights not listed on Schedule A.

          (b) To Company's knowledge, there is no claim by any third party that any Patents, Trademarks or Copyrights are invalid and unenforceable or do or may violate the rights of any Person.

          (c) Company has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment) an assignment to Company of all rights to such inventions, including Patents.

          (d) Company has taken all steps reasonably necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets.

         5. Covenants  Relating to Collateral  Generally.  Company hereby agrees
(a) to perform all acts that may be reasonably necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Investor therein and the perfection and first priority of such Lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay when due all material taxes and other governmental charges except taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (d) without 10 days' written notice to Investor, (i) not to change Company's name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company's records relating to accounts receivable and payment intangibles are kept, and (ii) not to change Company's state of incorporation; (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary by Investor to perfect, maintain and protect its Lien hereunder and the priority thereof; (f) to appear in and defend any action or proceeding which may affect its title to or Investor `s interest in a material portion of the Collateral; (g) if Investor gives value to enable Company to acquire rights in or the use of any Collateral, to use such value for such purpose; (h) not to surrender or lose possession of (other than to Investor or holders of Senior Liens), sell, encumber, lease, rent, license, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens; provided that Company may sell, lease, transfer, license or otherwise dispose of any of the Collateral in the ordinary course of business as presently conducted; and (i) to permit Investor and his representatives the right, during normal business hours, upon reasonable prior notice, to visit and inspect the properties of Company and its corporate, financial and operating records, and to discuss Company's affairs, finances and accounts with its directors, officers and independent public accountants; provided that Investor and his representatives shall maintain the confidentiality of any non-public information regarding Company acquired during such visit.

         6. Covenants Regarding Intellectual Property Collateral.

          (a) Perfection. Company will perform all acts and execute all documents, including notices of security interest for:

               (i) each registered Patent and Trademark in forms suitable for filing with the PTO; and

               (ii)  each  registered  Copyright  in the  form of  Attachment  3 hereto,

in each case that may be reasonably necessary to record, maintain, preserve, protect and perfect Investor's interest in the Collateral, the Lien granted to Investor in the Collateral and the priority of such Lien, subject to Permitted Liens.

          (b) Notice Regarding Intellectual Property. Company will within 20 Business Days notify Investor upon the filing, either by Company or through any agent, employee, licensee or designee, of (i) an application for the registration of any Patent or Trademark, with the PTO or any similar office or agency in any other country or any political subdivision thereof, and
     (ii) any assignment of any Patent or Trademark, which Company may acquire from a third party, with the PTO or any similar office or agency in any country or any political subdivision thereof. In addition, Company will provide Investor with at least 30 Business Days prior notice of the filing, either by Company or through any agent, employee, licensee or designee, of any Copyright registration not listed on Schedule A with the Copyright
     Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Investor, Company shall execute and deliver any and all assignments, agreements, instruments, documents and papers as Investor may reasonably request to evidence Investor's security interest in such Patents, Trademarks (and the goodwill and general intangibles of Company relating thereto or represented thereby).


          (c) Actions Regarding Intellectual Property. Except to the extent that Investor shall give its prior written consent,

               (i) Company (either itself or through licensees) will continue to use the Trademarks in connection with each and every trademark class of goods or services applicable to its current line as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse, and Company will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated; and

               (ii) Company will not do any act, or omit to do any act whereby any Patent or Copyright may become abandoned or dedicated or the remedies available against potential infringers materially weakened and shall notify Investor immediately if Company knows of any reason or has reason to know that any Patent or Copyright may become abandoned or dedicated.

         7. Lien Subordination. Investor agrees that the Lien granted to it on the assets Company shall be subordinate to any Liens granted to a holder of Senior Liens by Company or by law, notwithstanding the date or order of attachment or perfection of any such Lien or the provisions of any applicable law. Investor agrees to execute and deliver customary forms of security interest subordination agreements as requested from time to time by holder(s) of Senior Liens; provided that such forms shall not impose on Investor terms less favorable than those provided herein.

         8. Authorized Action by Investor.

          (a) General Power of Attorney. Company hereby irrevocably appoints Investor as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Investor may perform (but Investor shall not be obligated to and shall incur no liability to Company for the failure so to
     do) any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; (e) pay any indebtedness of Company relating to the Collateral; and (f) execute financing statements pursuant to the Code and other documents, instruments and agreements required hereunder; provided, however, that Investor shall not exercise any such powers granted pursuant to subsections (a) through
     (c) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default after prior notice to Company of its intent to exercise the same. It is further agreed and understood between the parties hereto that such care as Investor gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Investor's possession.

          (b) Special Power of Attorney. Company agrees to execute and deliver to Investor three originals of a Special Power of Attorney in substantially the form of Attachment 2 to this Security Agreement for the implementation of the recording, giving of notice of security interest, assignment, sale or other disposal of the certain Collateral pursuant to Section 6 or 10.

         9. Litigation and Other Proceedings.

          (a) Rights of Company. Company shall have the right and obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any material portion of the Patents, Trademarks, Copyrights, and Trade Secrets.

          (b) Rights of Investor. Upon the occurrence and during the continuation of an Event of Default, Investor shall have the right but not the obligation to bring suit or institute proceedings in the name of Company or Investor to enforce any rights in the Collateral, including any license thereunder, in which event Company shall at the request of Investor do any and all lawful acts and execute any and all documents reasonably required by Investor in aid of such enforcement. If Investor elects not to bring suit to enforce any right under the Collateral, including any license thereunder, Company agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the material infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement.

         10. Default and Remedies.

          (a) Default. Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default.

          (b) Remedies. Upon the occurrence and during the continuance of any Event of Default, Investor shall have the rights of a secured creditor under the Code and all rights granted by this Security Agreement and by law, including the right to:

               (i) Require Company to assemble the Collateral and make it available to Investor at a place to be designated by Investor;

               (ii) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Investor deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, trade name, copyright, patent or technical process used by Company;

               (iii) Upon thirty (30) days, prior notice to Company, direct Company not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom) or Trade Secrets (or any work deriving therefrom) for any purpose;

               (iv) At any time and from time to time, upon thirty (30) days' prior notice to Company, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Trade Secrets, throughout the world for such term or terms, on such conditions, and in such manner, as Investor shall reasonably determine;

               (v) At any time and from time to time, enforce (and upon notice to Company have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Company in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof; and

               (vi) In addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral consisting of Intellectual Property pursuant to this Section 10, Investor may, at any time, pursuant to the authority granted in the Power of Attorney executed pursuant to Section 8(b), execute and deliver on behalf of Company, one or more instruments of assignment of the Patents, Trademarks, or Copyrights or (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

          (c) Company Cooperation. In the event of any license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or during the continuance of an Event of Default, Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with which the Trademarks, Patents, Copyrights or Trade Secrets are used, and its customer lists and other records relating to the Trademarks, Patents, Copyrights and Trade Secrets to the distribution of products or the provisions of services, to Investor or its designee. Company hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable.

          (d) Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Investor at the time of, or received by Investor after, the occurrence of an Event of Default) shall be paid to and applied as follows:

               (i) First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances incurred or made hereunder by Investor;

               (ii) Second, to the payment to Investor of the amount then owing or unpaid on the Notes;

               (iii) Third, to the payment of other amounts then payable to Investor under any of the Transaction Documents; and

               (iv) Fourth, to the payment of the surplus, if any, to Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         11. Miscellaneous.

          (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Investor under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

         Investor:
                                    William M. Hawkins, III
                                    c/o THE 3DO COMPANY
                                    200 Cardinal Way
                                    Redwood City, California 94063
                                    Telephone: (650) 385-3000
                                    Facsimile: (650) 385-3183

         Company:
                                    THE 3DO COMPANY
                                    200 Cardinal Way
                                    Redwood City, California 94063
                                    Attn:  James Alan Cook
                                    Telephone:  (650) 385-3000
                                    Facsimile: (650) 385-3183

          (b) Nonwaiver. No failure or delay on Investor's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

          (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Investor. Each waiver or consent under any provision hereof shall be effective only in the specific instance and purpose for which given.

          (d) No Third Party Rights. Nothing expressed in or to be implied from this Security Agreement is intended to give, or shall be construed to give, any Person, other than Company and Investor, any benefit or legal or equitable right, remedy or claim under or by virtue of this Security Agreement or under or by virtue of any provision herein.

          (e) Assignments. The rights and obligations of Company and Investor under this Security Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties; provided that Company may not assign or transfer any of its rights or obligations under this Security Agreement or any other Transaction Document without the prior written consent of Investor. Investor may at any time sell, assign, grant participations in, or otherwise transfer to any other Person all or part of the obligations of Company under this Security Agreement. All references in this Security Agreement to any Person shall be deemed to include all permitted successors and assigns of such Person.

          (f) Cumulative Rights, etc. The rights, powers and remedies of Investor under this Security Agreement shall be in addition to all rights, powers and remedies given to Investor by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction

     Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Investor's rights hereunder.

          (g) Payments Free of Taxes, Etc. All payments made by Company under the Transaction Documents shall be made by Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement.

          (h) Expenses. Company shall pay on demand, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Investor in connection with the preparation, execution and delivery of, and the exercise of its rights and duties under, this Security Agreement and the other Transaction Documents, and the preparation of amendments and waivers hereunder and thereunder; and (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Investor in connection with custody, preservation, or sale of, or other realization on, any of the Collateral, or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement or the other Transaction Documents.

          (i) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

          (j) Construction. Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Company, Investor and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents shall be deemed to be the product of Company and Investor, and no ambiguity shall be construed in favor of or against Company or Investor.

          (k) Entire Agreement. This Security Agreement taken together with the other Transaction Documents constitute and contain the entire agreement of Company and Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

          (l) Other Interpretive Provisions. References in this Security Agreement and each of the other Transaction Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement or any other Transaction
     Document refer to this Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Transaction Document, as the case may be. References in this Security Agreement to "Sections," "Attachments" or

     "Schedules" are to sections, attachments or schedules herein or hereto unless otherwise indicated. The words "include" and "including" and words of similar import when used in this Security Agreement or any other Transaction Document shall not be construed to be limiting or exclusive. The word "or" when used in this Security Agreement shall mean either as well as both. Headings in this Security Agreement are for convenience of reference only and are not part of the substance hereof. All terms defined in this Security Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

          (m) Governing Law; Jurisdiction. This Security Agreement and all actions arising out of or in connection with this Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflict of laws rules (except to the extent governed by the Code). Any action or proceeding relating in any way to this Security Agreement or the other Transaction Documents may be brought and enforced in the courts of the State of California or of the United States for the Northern District of California. Any such process or summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Company or Investor as provided for notices hereunder.

         IN WITNESS WHEREOF, Company and Investor have caused this Security Agreement to be executed as of the day and year first above written.

                                      THE 3DO COMPANY, a California corporation


                                      By:    /s/ James A. Cook
                                          -------------------------------------
                                      Name:      James A. Cook
                                            -----------------------------------
                                      Title:     Executive Vice President
                                             ----------------------------------


                                      WILLIAM M. HAWKINS, III


                                      /s/ William M. Hawkins, III
                                      -----------------------------------------